SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 AUGUST 13, 2003
                                 Date of Report
                        (Date of Earliest Event Reported)

                             SECURED SERVICES, INC.
               (Exact Name of Company as Specified in its Charter)

    DELAWARE                    1-12536                      11-2964894
(State or other           (Commission File No.)         (IRS Employer I.D. No.)
 Jurisdiction)

                     1175 North Service Road West, Suite 214
                        Oakville, Ontario, Canada L6M 2W1
                    (Address of Principal Executive Offices)

                                 (905) 339-3439
                           Company's Telephone Number

                          Southern Software Group, Inc.
                          1598 Whitehall Road, Suite E
                            Annapolis, Maryland 21401
          (Former Name or Former Address if changed Since Last Report)


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Item 4. Changes in Registrant's Certifying Accountant.

      Grant Thornton LLP, independent certified public accountants of Baltimore, Maryland, audited the balance sheets of SECURED SERVICES, INC. (formerly known as Southern Software Group, Inc.,) a Delaware corporation (the "Company"), as of December 31, 2002 and 2001, and the related statements of operations, stockholders' deficit, and cash flows for the years then ended.

      During July 2003, management of the Company consulted with a representative of J.H. Cohn LLP, independent public accountants, of Roseland, New Jersey, for the purpose of determining whether J. H. Cohn LLP would be interested in becoming the Company's new independent public accountants. On August 13, 2003, the Company engaged J. H. Cohn LLP as the Company's new independent accountants and dismissed Grant Thornton LLP. The decision to change accountants was recommended and approved by the Company's board of directors.

      During the consultation with J. H. Cohn LLP, or prior thereto, no one representing the Company consulted with J. H. Cohn LLP regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and J. H. Cohn LLP had not provided the Company or someone on its behalf either written or oral advice on any factor, issue or item of accounting, auditing or financial reporting.

      During the two years ended December 31, 2002 and during the subsequent period through August 13, 2003, the reports of Grant Thornton LLP did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Grant Thornton LLP expressed that there was substantial doubt about the Company's ability to continue as a going concern.

      During the two years ended December 31, 2002 and during the subsequent period through August 13, 2003, there were no disagreements between the Company and Grant Thornton LLP, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The Company has provided Grant Thornton LLP with a copy of the disclosure provided under this caption of this Report, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.

Item 7: Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      Exhibit Number       Description

           16              Letter from Grant Thornton LLP dated August 14, 2003.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SecureD Services, Inc.

DATED:  August 14, 2003           By: /s/ King T. Moore
                                  -------------------------
                                          King T. Moore
                                          President and CEO


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